UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 3, 2024

Elanco Animal Health Incorporated

(Exact name of registrant as specified in its charter)

Indiana	001-38661	82-5497352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Innovation Way Greenfield, Indiana (Address of principal executive offices)	46140 (Zip Code)

Registrant’s telephone number, including area code: (877) 352-6261

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ELAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On July 3, 2024, Elanco Animal Health Incorporated (the “Company”) entered into Amendment No. 2 to its Credit Agreement (as amended, the “Credit Agreement”), by and among the Company, as borrower, Elanco US Inc., as co-borrower, the subsidiary loan parties party thereto, the revolving facility lenders and the issuing banks party thereto, certain exiting revolving facility lenders, JPMorgan Chase Bank, N.A., as revolving facility agent, and Goldman Sachs Bank USA, as term facility agent, collateral agent and security trustee (the “Amendment No. 2”), relating to its senior secured first lien revolving credit facility (the “Revolving Credit Facility”).

The Amendment No. 2 extended the maturity date for the Revolving Credit Facility from August 1, 2025 to July 3, 2029 (subject to, if earlier, a springing maturity of 91 days prior to the maturity date of certain long-term indebtedness of the Company and its subsidiaries if, on such date, the aggregate principal amount of such indebtedness equals or exceeds $400 million (subject to certain exceptions)). The Amendment No. 2 also made other amendments to certain other covenants and terms.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 2 filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 2, dated as of July 3, 2024, to the Credit Agreement, dated as of August 1, 2020, by and among Elanco Animal Health Incorporated, as borrower, Elanco US Inc., as co-borrower, the subsidiary loan parties party thereto, the lenders and issuing banks party thereto from time to time, Goldman Sachs Bank USA, as term facility agent, collateral agent and security trustee, and JPMorgan Chase Bank, N.A., as revolving facility agent.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elanco Animal Health Incorporated

Date: July 3, 2024	By:	/s/ Todd Young
Name: Todd Young
Title: Executive Vice President and Chief Financial Officer